UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

TELESIS BIO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40497	45-1216839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10431 Wateridge Circle, Suite 150, San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 228-4115

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 1, 2023, the Company appointed Eric Esser, age 55, to the title of President in addition to his current title of Chief Operating Officer. Mr. Esser has served as the Company’s Chief Operating Officer since May 2022. Prior to joining the Company, Mr. Esser served as Vice President of Manufacturing and Supply Chain at Berkeley Lights, Inc. from December 2019 to May 2022 and Vice President of Operations at Unchained Labs from May 2015 to October 2019. Prior to that, he was Head of Global Operations at ProteinSimple, General Manager for Metallkraft AS’s China and Singapore division, General Manager, China and Director New Product Introduction at Molecular Devices, and Manufacturing Engineering Manager at KLA-Tencor. Mr. Esser earned a BSEET in Engineering from DeVry University.

The Company entered into a confirmatory employment agreement with Mr. Esser on May 2, 2022, which is attached hereto as Exhibit 10.1. The confirmatory employment agreement has no specific term and provides for at-will employment. Mr. Esser’s current annual base salary is $350,000, and Mr. Esser’s annual target bonus is 40% of his annual base salary. Mr. Esser’s base salary and target bonus will remain unchanged.

Mr. Esser is eligible to participate in our change in control and severance arrangement at the same level as our non-CEO executive officers.

Mr. Esser is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Confirmatory Offer Letter between the Company and Eric Esser dated May 2, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESIS BIO INC.

Date: May 2, 2023	By:	/s/ Todd R. Nelson
	Name:	Todd R. Nelson
	Title:	Chief Executive Officer